UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2021
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	The Nasdaq Stock Market LLC

Item 2.02. Results of Operations and Financial Condition.
The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
On February 25, 2021, Keurig Dr Pepper Inc. (the "Company") issued a press release announcing the Company's financial results for the fourth quarter and full year ended December 31, 2020. A copy of such press release is attached as Exhibit 99.1 and is also available on the Company’s web site at http://www.keurigdrpepper.com.
Item 8.01. Other Events.

On February 25, 2021, the Company issued a press release announcing that its Board of Directors has approved an increase in its annualized dividend rate, effective with the Company’s regular quarterly dividend to be announced in the second quarter of 2021, subject to official declaration by the Board of Directors. The Company also announced that its Board of Directors has declared a regular quarterly cash dividend of $0.15 per share, payable in U.S. dollars, on the Company’s common stock. The regular quarterly dividend will be paid on April 15, 2021 to shareholders of record on April 1, 2021.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Keurig Dr Pepper Inc. Press Release dated February 25, 2021 - "Keurig Dr Pepper Reports Strong Finish to 2020"
99.2	Keurig Dr Pepper Inc. Press Release dated February 25, 2021 - "Keurig Dr Pepper to Increase its Annual Dividend by 25%; Company also Declares Regular Quarterly Dividend for First Quarter"
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: February 25, 2021
	By:	/s/ James L. Baldwin
		Name:	James L. Baldwin
		Title:	Chief Legal Officer, General Counsel and Secretary